Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2023

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
	2023	2023	2022	2022	2022	2023	2022
Summary Income Statement
Interest income - taxable equivalent(1)	$6,230	$5,836	$5,288	$4,407	$3,701	$12,066	$7,084
Interest expense	2,551	1,917	1,257	624	266	4,468	440
Net interest income - taxable equivalent	3,679	3,919	4,031	3,783	3,435	7,598	6,644
Less: Taxable-equivalent adjustment	54	51	50	38	28	105	54
Net interest income	3,625	3,868	3,981	3,745	3,407	7,493	6,590
Provision for credit losses	538	502	467	234	171	1,040	76
Net interest income after provision for credit losses	3,087	3,366	3,514	3,511	3,236	6,453	6,514
Noninterest income	2,293	2,234	2,227	2,102	2,248	4,527	4,390
Noninterest expense	3,748	3,691	3,722	3,613	3,580	7,439	7,254
Income before income taxes	1,632	1,909	2,019	2,000	1,904	3,541	3,650
Provision for income taxes	287	394	337	363	372	681	702
Net income	1,345	1,515	1,682	1,637	1,532	2,860	2,948
Noncontrolling interests	36	2	1	4	1	38	2
Preferred stock dividends and other	75	103	71	97	77	178	165
Net income available to common shareholders	1,234	1,410	1,610	1,536	1,454	2,644	2,781
Additional Income Statement Information
Revenue - taxable equivalent	5,972	6,153	6,258	5,885	5,683	12,125	11,034
Pre-provision net revenue - unadjusted(2)	2,224	2,462	2,536	2,272	2,103	4,686	3,780
Pre-provision net revenue - adjusted(2)	2,413	2,661	2,869	2,565	2,446	5,074	4,673
Per Common Share Data
Earnings:
Earnings per share-basic	$0.93	$1.06	$1.21	$1.16	$1.09	$1.99	$2.09
Earnings per share-diluted	0.92	1.05	1.20	1.15	1.09	1.98	2.08
Earnings per share-adjusted diluted(2)	NA	NA	1.30	1.24	1.20	NA	2.43
Cash dividends declared	0.52	0.52	0.52	0.52	0.48	1.04	0.96
Common shareholders’ equity	42.68	41.82	40.58	40.79	42.45	42.68	42.45
Tangible common shareholders’ equity(2)	20.44	19.45	18.04	18.36	20.51	20.44	20.51
End of period shares outstanding	1,331,976	1,331,918	1,326,829	1,326,766	1,326,393	1,331,976	1,326,393
Weighted average shares outstanding-basic	1,331,953	1,328,602	1,326,787	1,326,539	1,330,160	1,330,286	1,329,601
Weighted average shares outstanding-diluted	1,337,307	1,339,480	1,337,338	1,336,659	1,338,864	1,338,346	1,340,225
Performance Ratios
Return on average assets	0.95%	1.10%	1.21%	1.19%	1.14%	1.02%	1.10%
Return on average common shareholders’ equity	8.6	10.3	11.7	10.7	10.3	9.5	9.6
Return on average tangible common shareholders’ equity(2)	19.4	24.1	27.6	23.5	22.7	21.7	20.5
Net interest margin - taxable equivalent	2.91	3.17	3.25	3.12	2.89	3.04	2.83
Fee income ratio	38.8	36.6	35.9	36.0	39.7	37.7	40.0
Efficiency ratio-GAAP	63.3	60.5	60.0	61.8	63.3	61.9	66.1
Efficiency ratio-adjusted(2)	59.6	56.8	54.2	56.4	57.0	58.2	57.6
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.47%	0.36%	0.36%	0.35%	0.36%
Net charge-offs as a percentage of average loans and leases(3)	0.54	0.37	0.34	0.27	0.22	0.46%	0.23%
Allowance for loan and lease losses as a percentage of LHFI	1.43	1.37	1.34	1.34	1.38	1.43	1.38
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.0x	3.8x	3.7x	3.8x	3.8x	3.0x	3.8x
Average Balances
Assets	$565,822	$559,627	$552,959	$545,606	$540,568	$562,741	$538,287
Securities(4)	138,393	140,551	142,433	145,396	148,681	139,466	150,673
Loans and leases	328,258	327,547	322,733	311,876	299,861	327,905	296,193
Deposits	399,826	408,458	413,276	420,096	423,750	404,118	419,517
Common shareholders’ equity	57,302	55,380	54,823	56,813	56,803	56,346	58,451
Total shareholders’ equity	64,101	62,077	61,519	63,510	63,500	63,095	65,140
Period-End Balances
Assets	$554,549	$574,354	$555,255	$548,438	$545,123
Securities(4)	124,923	128,790	129,514	131,732	139,359
Loans and leases	324,015	329,833	327,435	316,639	307,300
Deposits	406,043	404,997	413,495	415,992	424,759
Common shareholders’ equity	56,853	55,699	53,841	54,115	56,302
Total shareholders’ equity	63,681	62,394	60,537	60,811	62,999
Capital and Liquidity Ratios	(preliminary)
Common equity Tier 1	9.6%	9.1%	9.0%	9.1%	9.2%
Tier 1	11.1	10.6	10.5	10.7	10.8
Total	13.2	12.7	12.4	12.6	12.6
Leverage	8.8	8.5	8.5	8.5	8.6
Supplementary leverage	7.5	7.3	7.3	7.3	7.3
Liquidity coverage ratio	112	113	112	111	110
Net stable funding ratio(5)	127	127	NA	NA	NA
Applicable ratios are annualized.
(1)Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2)Represents a non-GAAP measure. A reconciliation of each of these non-GAAP measures to the most directly comparable GAAP measure is included in the appendix to Truist’s Second Quarter 2023 Earnings Presentation.
(3)2Q23 includes 12 basis point impact from student loan portfolio sale.
(4)Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)Beginning in the second quarter of 2023, the net stable funding ratio disclosure is required semi-annually for the two most recent quarters.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2022	2022	2022	2023	2022
Interest Income
Interest and fees on loans and leases	$4,915	$4,656	$4,220	$3,490	$2,898	$9,571	$5,542
Interest on securities	749	752	739	709	675	1,501	1,315
Interest on other earning assets	512	377	279	170	100	889	173
Total interest income	6,176	5,785	5,238	4,369	3,673	11,961	7,030
Interest Expense
Interest on deposits	1,506	1,125	683	331	99	2,631	131
Interest on long-term debt	734	514	332	190	137	1,248	269
Interest on other borrowings	311	278	242	103	30	589	40
Total interest expense	2,551	1,917	1,257	624	266	4,468	440
Net Interest Income	3,625	3,868	3,981	3,745	3,407	7,493	6,590
Provision for credit losses	538	502	467	234	171	1,040	76
Net Interest Income After Provision for Credit Losses	3,087	3,366	3,514	3,511	3,236	6,453	6,514
Noninterest Income
Insurance income	935	813	766	725	825	1,748	1,552
Wealth management income	330	339	324	334	337	669	680
Investment banking and trading income	211	261	257	222	255	472	516
Service charges on deposits	240	249	257	263	254	489	506
Card and payment related fees	236	230	245	241	246	466	458
Mortgage banking income	99	142	117	122	100	241	221
Lending related fees	86	106	110	80	100	192	185
Operating lease income	64	67	68	66	66	131	124
Securities gains (losses)	—	—	—	(1)	(1)	—	(70)
Other income	92	27	83	50	66	119	218
Total noninterest income	2,293	2,234	2,227	2,102	2,248	4,527	4,390
Noninterest Expense
Personnel expense	2,256	2,181	2,198	2,116	2,102	4,437	4,153
Professional fees and outside processing	352	314	347	352	349	666	712
Software expense	237	214	241	225	234	451	466
Net occupancy expense	180	183	179	176	181	363	389
Amortization of intangibles	131	136	163	140	143	267	280
Equipment expense	92	110	124	122	114	202	232
Marketing and customer development	79	78	70	105	93	157	177
Operating lease depreciation	44	46	44	45	47	90	95
Regulatory costs	73	75	52	52	44	148	79
Merger-related and restructuring charges	54	63	114	62	121	117	337
Other expense	250	291	190	218	152	541	334
Total noninterest expense	3,748	3,691	3,722	3,613	3,580	7,439	7,254
Earnings
Income before income taxes	1,632	1,909	2,019	2,000	1,904	3,541	3,650
Provision for income taxes	287	394	337	363	372	681	702
Net income	1,345	1,515	1,682	1,637	1,532	2,860	2,948
Noncontrolling interests	36	2	1	4	1	38	2
Preferred stock dividends and other	75	103	71	97	77	178	165
Net income available to common shareholders	$1,234	$1,410	$1,610	$1,536	$1,454	$2,644	$2,781
Earnings Per Common Share
Basic	$0.93	$1.06	$1.21	$1.16	$1.09	$1.99	$2.09
Diluted	0.92	1.05	1.20	1.15	1.09	1.98	2.08
Weighted Average Shares Outstanding
Basic	1,331,953	1,328,602	1,326,787	1,326,539	1,330,160	1,330,286	1,329,601
Diluted	1,337,307	1,339,480	1,337,338	1,336,659	1,338,864	1,338,346	1,340,225

Consolidated Ending Balance Sheets - Five Quarter Trend

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2023	2023	2022	2022	2022
Assets
Cash and due from banks	$4,782	$4,629	$5,379	$5,031	$5,511
Interest-bearing deposits with banks	25,228	32,967	16,042	17,194	17,602
Securities borrowed or purchased under resale agreements	2,315	3,637	3,181	2,568	2,650
Trading assets at fair value	4,097	4,601	4,905	5,864	5,230
Securities available for sale at fair value	68,965	71,858	71,801	72,978	79,278
Securities held to maturity at amortized cost	55,958	56,932	57,713	58,754	60,081
Loans and leases:
Commercial:
Commercial and industrial	167,153	167,217	164,307	153,615	149,840
CRE	22,825	22,670	22,676	22,493	22,149
Commercial construction	5,943	5,951	5,849	5,568	5,157
Consumer:
Residential mortgage	56,476	56,455	56,645	55,529	50,903
Home equity(1)	10,348	10,577	10,876	10,883	10,689
Indirect auto	25,759	27,279	27,951	28,239	27,419
Other consumer(1)	28,755	27,742	27,533	27,457	26,617
Student	—	4,996	5,287	5,780	6,144
Credit card	4,833	4,786	4,867	4,771	4,744
Total loans and leases held for investment	322,092	327,673	325,991	314,335	303,662
Loans held for sale	1,923	2,160	1,444	2,304	3,638
Total loans and leases	324,015	329,833	327,435	316,639	307,300
Allowance for loan and lease losses	(4,606)	(4,479)	(4,377)	(4,205)	(4,187)
Premises and equipment	3,453	3,519	3,605	3,585	3,682
Goodwill	27,013	27,014	27,013	26,810	26,299
Core deposit and other intangible assets	3,403	3,535	3,672	3,726	3,535
Loan servicing rights at fair value	3,497	3,303	3,758	3,797	3,466
Other assets	36,429	37,005	35,128	35,697	34,676
Total assets	$554,549	$574,354	$555,255	$548,438	$545,123
Liabilities
Deposits:
Noninterest-bearing deposits	$121,831	$128,719	$135,742	$144,826	$147,752
Interest checking	106,471	107,116	110,464	110,397	114,143
Money market and savings	135,514	136,836	143,815	146,315	149,302
Time deposits	42,227	32,326	23,474	14,454	13,562
Total deposits	406,043	404,997	413,495	415,992	424,759
Short-term borrowings	24,456	23,678	23,422	25,687	13,736
Long-term debt	44,749	69,895	43,203	31,172	30,319
Other liabilities	15,620	13,390	14,598	14,776	13,310
Total liabilities	490,868	511,960	494,718	487,627	482,124
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,660	6,660	6,634	6,634	6,632
Additional paid-in capital	35,990	34,582	34,544	34,487	34,410
Retained earnings	27,577	27,038	26,264	25,344	24,500
Accumulated other comprehensive loss	(13,374)	(12,581)	(13,601)	(12,350)	(9,240)
Noncontrolling interests	155	22	23	23	24
Total shareholders’ equity	63,681	62,394	60,537	60,811	62,999
Total liabilities and shareholders’ equity	$554,549	$574,354	$555,255	$548,438	$545,123
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Quarters

	Quarter Ended
	June 30, 2023			March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,115	$30	1.10%	$11,117	$30	1.07%	$10,989	$27	0.98%	$10,925	$26	0.93%	$10,544	$22	0.86%
U.S. government-sponsored entities (GSE)	329	3	2.70	335	2	2.86	325	3	2.47	305	1	2.56	255	1	1.96
Mortgage-backed securities issued by GSE	122,647	690	2.25	124,746	694	2.23	126,718	682	2.16	129,703	655	2.02	133,339	625	1.88
States and political subdivisions	425	5	4.18	425	4	4.07	426	4	4.03	395	4	3.92	371	4	3.83
Non-agency mortgage-backed	3,852	22	2.32	3,907	23	2.34	3,953	23	2.33	4,016	24	2.32	4,097	23	2.30
Other	25	—	5.20	21	—	5.30	22	1	4.44	52	—	3.94	75	1	3.66
Total securities	138,393	750	2.17	140,551	753	2.14	142,433	740	2.08	145,396	710	1.95	148,681	676	1.82
Loans and leases:
Commercial:
Commercial and industrial	166,588	2,610	6.28	165,095	2,436	5.98	159,308	2,098	5.23	152,123	1,564	4.08	145,558	1,174	3.24
CRE	22,706	384	6.73	22,689	355	6.32	22,497	314	5.51	22,245	245	4.32	22,508	193	3.41
Commercial construction	5,921	111	7.64	5,863	101	7.14	5,711	88	6.25	5,284	62	4.83	5,256	43	3.46
Consumer:
Residential mortgage	56,320	531	3.77	56,422	526	3.73	56,292	514	3.65	53,271	478	3.59	49,237	440	3.58
Home equity(3)	10,478	190	7.26	10,735	180	6.80	10,887	164	6.02	10,767	142	5.17	10,677	118	4.52
Indirect auto	26,558	398	6.01	27,743	398	5.82	28,117	396	5.59	28,057	382	5.40	26,496	362	5.47
Other consumer(3)	28,189	499	7.10	27,559	459	6.76	27,479	447	6.44	26,927	419	6.21	25,918	391	6.00
Student	4,766	80	6.76	5,129	89	7.04	5,533	90	6.42	5,958	85	5.64	6,331	66	4.20
Credit card	4,846	137	11.48	4,785	136	11.43	4,842	127	10.38	4,755	119	9.97	4,728	105	8.91
Total loans and leases held for investment	326,372	4,940	6.07	326,020	4,680	5.81	320,666	4,238	5.25	309,387	3,496	4.49	296,709	2,892	3.91
Loans held for sale	1,886	28	5.94	1,527	25	6.71	2,067	31	6.08	2,489	30	4.81	3,152	33	4.20
Total loans and leases	328,258	4,968	6.07	327,547	4,705	5.81	322,733	4,269	5.26	311,876	3,526	4.49	299,861	2,925	3.91
Interest earning trading assets	4,445	75	6.73	5,462	83	6.09	5,717	79	5.60	5,446	62	4.49	6,073	55	3.55
Other earning assets	34,988	437	5.02	25,589	295	4.67	21,922	200	3.60	19,631	109	2.24	21,203	45	0.85
Total earning assets	506,084	6,230	4.93	499,149	5,836	4.72	492,805	5,288	4.27	482,349	4,407	3.63	475,818	3,701	3.12
Nonearning assets	59,738			60,478			60,154			63,257			64,750
Total assets	$565,822			$559,627			$552,959			$545,606			$540,568
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$102,105	487	1.91	$108,886	430	1.60	$110,001	304	1.10	$111,645	158	0.56	$112,375	43	0.15
Money market and savings	138,149	686	1.99	139,802	476	1.38	144,730	316	0.87	147,659	159	0.43	148,632	50	0.13
Time deposits	35,844	333	3.73	28,671	219	3.10	17,513	63	1.42	14,751	14	0.40	14,133	6	0.17
Total interest-bearing deposits	276,098	1,506	2.19	277,359	1,125	1.64	272,244	683	1.00	274,055	331	0.48	275,140	99	0.14
Short-term borrowings	23,991	311	5.19	24,056	278	4.69	25,640	242	3.75	17,392	103	2.34	9,618	30	1.26
Long-term debt	63,665	734	4.62	51,057	514	4.05	38,700	332	3.42	31,381	190	2.43	31,263	137	1.75
Total interest-bearing liabilities	363,754	2,551	2.81	352,472	1,917	2.20	336,584	1,257	1.48	322,828	624	0.77	316,021	266	0.34
Noninterest-bearing deposits	123,728			131,099			141,032			146,041			148,610
Other liabilities	14,239			13,979			13,824			13,227			12,437
Shareholders’ equity	64,101			62,077			61,519			63,510			63,500
Total liabilities and shareholders’ equity	$565,822			$559,627			$552,959			$545,606			$540,568
Average interest-rate spread			2.12			2.52			2.79			2.86			2.78

Net interest income/ net interest margin		$3,679	2.91%		$3,919	3.17%		$4,031	3.25%		$3,783	3.12%		$3,435	2.89%
Taxable-equivalent adjustment		54			51			50			38			28
Memo: Total deposits	$399,826	1,506	1.51%	$408,458	1,125	1.12%	$413,276	683	0.66%	$420,096	331	0.31%	$423,750	99	0.09%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	June 30, 2023			June 30, 2022
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,116	$60	1.08%	$10,219	$40	0.79%
U.S. government-sponsored entities (GSE)	332	5	2.78	685	7	2.11
Mortgage-backed securities issued by GSE	123,692	1,384	2.24	135,185	1,215	1.80
States and political subdivisions	425	9	4.12	372	7	3.77
Non-agency mortgage-backed	3,879	45	2.33	4,161	47	2.27
Other	22	—	5.24	51	1	3.22
Total securities	139,466	1,503	2.16	150,673	1,317	1.75
Loans and leases:
Commercial:
Commercial and industrial	165,846	5,046	6.13	142,233	2,161	3.06
CRE	22,698	739	6.52	23,029	361	3.12
Commercial construction	5,892	212	7.39	5,152	78	3.26
Consumer:
Residential mortgage	56,370	1,057	3.75	48,610	868	3.57
Home equity(3)	10,606	370	7.03	10,747	234	4.43
Indirect auto	27,147	796	5.91	26,293	719	5.51
Other consumer(3)	27,876	958	6.93	25,424	774	6.12
Student	4,947	169	6.91	6,489	129	4.02
Credit card	4,815	273	11.45	4,705	209	8.94
Total loans and leases held for investment	326,197	9,620	5.94	292,682	5,533	3.81
Loans held for sale	1,708	53	6.28	3,511	61	3.47
Total loans and leases	327,905	9,673	5.94	296,193	5,594	3.80
Interest earning trading assets	4,951	158	6.38	5,956	98	3.30
Other earning assets	30,314	732	4.87	20,074	75	0.75
Total earning assets	502,636	12,066	4.83	472,896	7,084	3.01
Nonearning assets	60,105			65,391
Total assets	$562,741			$538,287
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$105,477	917	1.75	$112,268	57	0.10
Money market and savings	138,972	1,162	1.69	145,085	61	0.08
Time deposits	32,276	552	3.45	14,885	13	0.18
Total interest-bearing deposits	276,725	2,631	1.92	272,238	131	0.10
Short-term borrowings	24,023	589	4.94	8,289	40	0.98
Long-term debt	57,396	1,248	4.37	33,289	269	1.61
Total interest-bearing liabilities	358,144	4,468	2.51	313,816	440	0.28
Noninterest-bearing deposits	127,393			147,279
Other liabilities	14,109			12,052
Shareholders’ equity	63,095			65,140
Total liabilities and shareholders’ equity	$562,741			$538,287
Average interest-rate spread			2.32			2.73

Net interest income/ net interest margin		$7,598	3.04%		$6,644	2.83%
Taxable-equivalent adjustment		105			54
Memo: Total deposits	$404,118	2,631	1.31%	$419,517	131	0.06%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Credit Quality

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2023	2023	2022	2022	2022
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$562	$394	$398	$443	$393
CRE	275	117	82	5	19
Commercial construction	16	1	—	—	—
Consumer:
Residential mortgage	221	233	240	227	269
Home equity(1)	129	132	135	132	133
Indirect auto	262	270	289	260	244
Other consumer(1)	46	45	44	39	32
Total nonaccrual loans and leases held for investment	1,511	1,192	1,188	1,106	1,090
Loans held for sale	13	—	—	72	33
Total nonaccrual loans and leases	1,524	1,192	1,188	1,178	1,123
Foreclosed real estate	3	3	4	4	3
Other foreclosed property	56	66	58	58	47
Total nonperforming assets	$1,583	$1,261	$1,250	$1,240	$1,173
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$36	$35	$49	$44	$27
CRE	—	—	1	1	3
Commercial construction	5	—	—	—	3
Consumer:
Residential mortgage - government guaranteed	541	649	759	808	884
Residential mortgage - nonguaranteed	23	25	27	26	27
Home equity(1)	7	10	12	9	8
Indirect auto	—	—	1	1	1
Other consumer(1)	12	10	13	9	5
Student - government guaranteed	—	590	702	770	796
Student - nonguaranteed	—	4	4	5	5
Credit card	38	38	37	36	28
Total loans 90 days past due and still accruing	$662	$1,361	$1,605	$1,709	$1,787
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$142	$125	$256	$162	$223
CRE	38	34	25	15	10
Commercial construction	6	3	5	3	4
Consumer:
Residential mortgage - government guaranteed	267	232	268	234	233
Residential mortgage - nonguaranteed	254	259	346	300	302
Home equity(1)	56	65	68	67	68
Indirect auto	549	511	646	591	584
Other consumer(1)	175	164	187	152	166
Student - government guaranteed	—	350	396	375	447
Student - nonguaranteed	—	6	6	6	6
Credit card	63	56	64	52	48
Total loans 30-89 days past due	$1,550	$1,805	$2,267	$1,957	$2,091
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2023	2023	2022	2022	2022
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.48%	0.55%	0.70%	0.62%	0.69%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.21	0.42	0.49	0.54	0.59
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.47	0.36	0.36	0.35	0.36
Nonperforming loans and leases as a percentage of loans and leases(1)	0.47	0.36	0.36	0.37	0.37
Nonperforming assets as a percentage of:
Total assets(1)	0.29	0.22	0.23	0.23	0.22
Loans and leases plus foreclosed property	0.49	0.38	0.38	0.37	0.38
Net charge-offs as a percentage of average loans and leases(2)	0.54	0.37	0.34	0.27	0.22
Allowance for loan and lease losses as a percentage of loans and leases	1.43	1.37	1.34	1.34	1.38
Ratio of allowance for loan and lease losses to:
Net charge-offs(3)	2.6X	3.7X	4.1X	5.0X	6.5X
Nonperforming loans and leases	3.0X	3.8X	3.7X	3.8X	3.8X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%

				As of/For the Year-to-Date
				Period Ended June 30
				2023	2022
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.46%	0.23%
Ratio of allowance for loan and lease losses to net charge-offs				3.1X	6.2X
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2)2Q23 includes 12 basis point impact from student loan portfolio sale.
(3)Excluding the impact from the student loan charge-offs, the ALLL to annualized net charge-offs was 3.4X at June 30, 2023.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
(Dollars in millions)	2023	2023	2022	2022	2022	2023	2022
Allowance for Credit Losses(1)
Beginning balance	$4,761	$4,649	$4,455	$4,434	$4,423	$4,649	$4,695
Provision for credit losses	558	482	467	234	171	1,040	76
Charge-offs:
Commercial:
Commercial and industrial	(107)	(75)	(44)	(51)	(17)	(182)	(48)
CRE	(35)	(6)	(11)	—	(1)	(41)	(2)
Commercial construction	—	—	—	—	—	—	(1)
Consumer:
Residential mortgage	(1)	(1)	(1)	(4)	(2)	(2)	(4)
Home equity(2)	(2)	(2)	(6)	(3)	(3)	(4)	(4)
Indirect auto	(115)	(127)	(129)	(103)	(77)	(242)	(179)
Other consumer(2)	(104)	(105)	(96)	(109)	(100)	(209)	(176)
Student	(103)	(5)	(5)	(7)	(4)	(108)	(10)
Credit card	(53)	(51)	(53)	(42)	(40)	(104)	(81)
Total charge-offs	(520)	(372)	(345)	(319)	(244)	(892)	(505)
Recoveries:
Commercial:
Commercial and industrial	13	13	14	43	13	26	30
CRE	—	1	1	—	6	1	7
Commercial construction	—	1	1	2	1	1	2
Consumer:
Residential mortgage	2	2	3	3	4	4	10
Home equity(2)	5	6	6	8	6	11	11
Indirect auto	31	26	21	21	26	57	49
Other consumer(2)	20	17	17	21	20	37	41
Student	—	—	1	—	—	—	—
Credit card	9	9	8	8	9	18	18
Total recoveries	80	75	72	106	85	155	168
Net charge-offs	(440)	(297)	(273)	(213)	(159)	(737)	(337)
Other(3)	—	(73)	—	—	(1)	(73)	—
Ending balance	$4,879	$4,761	$4,649	$4,455	$4,434	$4,879	$4,434
Allowance for Credit Losses:(1)
Allowance for loan and lease losses	$4,606	$4,479	$4,377	$4,205	$4,187
Reserve for unfunded lending commitments (RUFC)	273	282	272	250	247
Allowance for credit losses	$4,879	$4,761	$4,649	$4,455	$4,434
(1)Excludes provision for credit losses and allowances related to other financial assets at amortized cost.
(2)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.
(3)The first quarter of 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
	2023	2023	2022	2022	2022	2023	2022
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.23%	0.15%	0.08%	0.02%	0.01%	0.19%	0.03%
CRE	0.62	0.09	0.19	(0.01)	(0.10)	0.35	(0.04)
Commercial construction	(0.02)	(0.04)	(0.06)	(0.10)	(0.08)	(0.03)	(0.05)
Consumer:
Residential mortgage	(0.01)	—	(0.02)	0.01	(0.02)	(0.01)	(0.02)
Home equity	(0.12)	(0.15)	(0.01)	(0.13)	(0.17)	(0.14)	(0.14)
Indirect auto	1.28	1.47	1.52	1.15	0.77	1.38	1.00
Other consumer	1.20	1.29	1.11	1.31	1.27	1.25	1.07
Student	8.67	0.42	0.34	0.40	0.30	4.42	0.31
Credit card	3.66	3.54	3.68	2.80	2.63	3.60	2.70
Total loans and leases	0.54	0.37	0.34	0.27	0.22	0.46	0.23
Applicable ratios are annualized.

Rollforward of Intangible Assets and Selected Fair Value Marks(1)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2023	2023	2022	2022	2022
Loans and Leases(2)
Beginning balance unamortized fair value mark	$(673)	$(741)	$(826)	$(924)	$(1,119)
Accretion	63	64	80	96	189
Purchase accounting adjustments and other activity	31	4	5	2	6
Ending balance	$(579)	$(673)	$(741)	$(826)	$(924)
Core deposit and other intangible assets
Beginning balance	$3,535	$3,672	$3,726	$3,535	$3,693
Additions - acquisitions	—	—	111	336	—
Amortization of intangibles(3)	(131)	(136)	(163)	(140)	(143)
Amortization in net occupancy expense	(1)	(1)	(3)	(5)	(5)
Purchase accounting adjustments and other activity	—	—	1	—	(10)
Ending balance	$3,403	$3,535	$3,672	$3,726	$3,535
Deposits(4)
Beginning balance unamortized fair value mark	$—	$—	$(1)	$(3)	$(5)
Amortization	—	—	1	2	2
Ending balance	$—	$—	$—	$(1)	$(3)
Long-Term Debt(4)
Beginning balance unamortized fair value mark	$(69)	$(81)	$(94)	$(109)	$(122)
Amortization	12	12	13	15	13
Adjustments	(2)	—	—	$—	$—
Ending balance	$(59)	$(69)	$(81)	$(94)	$(109)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)4Q22 amortization expense includes $16 million partial write-down of an investment advisory intangible asset from a prior acquisition.
(4)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Segment Financial Performance - Preliminary

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2023	2023	2022	2022	2022
Consumer Banking and Wealth
Net interest income (expense)	$1,454	$1,603	$1,730	$1,686	$1,568
Net intersegment interest income (expense)	1,214	1,145	1,234	980	725
Segment net interest income	2,668	2,748	2,964	2,666	2,293
Allocated provision for credit losses	224	274	311	283	199
Noninterest income	828	873	846	836	831
Noninterest expense	2,048	2,057	1,924	1,930	1,927
Income (loss) before income taxes	1,224	1,290	1,575	1,289	998
Provision (benefit) for income taxes	293	308	373	305	238
Segment net income (loss)	$931	$982	$1,202	$984	$760

Corporate and Commercial Banking(1)
Net interest income (expense)	$2,420	$2,306	$2,087	$1,640	$1,305
Net intersegment interest income (expense)	(720)	(559)	(227)	(2)	54
Segment net interest income	1,700	1,747	1,860	1,638	1,359
Allocated provision for credit losses	312	232	139	(49)	(27)
Noninterest income	576	630	678	645	688
Noninterest expense	872	883	853	828	815
Income (loss) before income taxes	1,092	1,262	1,546	1,504	1,259
Provision (benefit) for income taxes	212	262	326	323	273
Segment net income (loss)	$880	$1,000	$1,220	$1,181	$986

Insurance Holdings(1)
Net interest income (expense)	$1	$1	$1	$1	$1
Net intersegment interest income (expense)(2)	(85)	13	11	10	5
Segment net interest income	(84)	14	12	11	6
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	944	817	792	731	830
Noninterest expense	705	686	662	628	610
Income (loss) before income taxes(3)	155	145	142	114	226
Provision (benefit) for income taxes(3)	—	36	35	29	55
Segment net income (loss)	$155	$109	$107	$85	$171

Other, Treasury & Corporate(4)
Net interest income (expense)	$(250)	$(42)	$163	$418	$533
Net intersegment interest income (expense)	(409)	(599)	(1,018)	(988)	(784)
Segment net interest income	(659)	(641)	(855)	(570)	(251)
Allocated provision for credit losses	2	(4)	17	—	(1)
Noninterest income	(55)	(86)	(89)	(110)	(101)
Noninterest expense	123	65	283	227	228
Income (loss) before income taxes(3)	(839)	(788)	(1,244)	(907)	(579)
Provision (benefit) for income taxes(3)	(218)	(212)	(397)	(294)	(194)
Segment net income (loss)	$(621)	$(576)	$(847)	$(613)	$(385)

Total Truist Financial Corporation
Net interest income (expense)	$3,625	$3,868	$3,981	$3,745	$3,407
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,625	3,868	3,981	3,745	3,407
Allocated provision for credit losses	538	502	467	234	171
Noninterest income	2,293	2,234	2,227	2,102	2,248
Noninterest expense	3,748	3,691	3,722	3,613	3,580
Income (loss) before income taxes	1,632	1,909	2,019	2,000	1,904
Provision (benefit) for income taxes	287	394	337	363	372
Net income	$1,345	$1,515	$1,682	$1,637	$1,532
(1)During the first quarter of 2023, Truist reorganized Prime Rate Premium Finance Corporation, which includes AFCO Credit Corporation and CAFO Holding Company, into the C&CB segment. Prior period results have been revised to conform to the current presentation. During the second quarter of 2023, Truist updated its cost allocation methodology. Results for the first quarter of 2023 have been revised to conform to the current presentation. Management concluded the impact to 2022 was not material.
(2)In conjunction with the Company’s April 3, 2023 sale of a 20% stake of the common equity in Truist Insurance Holdings, LLC (“Insurance Holdings”), Insurance Holdings issued $5 billion of 8.25% mandatorily redeemable preferred units to the Company, with the related interest expense, which is fully allocable to the Company, reported in Net intersegment interest income (expense).
(3)Also related to the same transaction, Insurance Holding’s recapitalized from a corporate entity to an LLC, such that each partner is allocated its share of Insurance Holding’s income before taxes, and beginning in the second quarter of 2023 the Company recognizes its associated income tax provision through Other, Treasury & Corporate. The Company elected not to restate prior periods for this change based on Insurance Holding’s previous status as a corporate entity. The Company recognized $54 million for the second quarter 2023 tax provision related to Insurance Holdings in Other, Treasury & Corporate.
(4)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2022	2022	2022
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$41,643	$39,533	$39,098	$38,277	$38,016
Tier 1	48,313	46,203	45,768	44,947	44,686
Total	57,237	55,237	54,072	53,223	52,186
Risk-weighted assets	434,985	436,381	434,413	421,489	413,384
Average quarterly assets for leverage ratio	550,734	544,334	539,689	526,454	521,113
Average quarterly assets for supplementary leverage ratio	643,666	635,656	629,960	616,368	608,770
Risk-based capital ratios:
Common equity tier 1	9.6%	9.1%	9.0%	9.1%	9.2%
Tier 1	11.1	10.6	10.5	10.7	10.8
Total	13.2	12.7	12.4	12.6	12.6
Leverage capital ratio	8.8	8.5	8.5	8.5	8.6
Supplementary leverage	7.5	7.3	7.3	7.3	7.3
Common equity per common share	$42.68	$41.82	$40.58	$40.79	$42.45

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2022	2022	2022
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$63,681	$62,394	$60,537	$60,811	$62,999
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	155	22	23	23	24
Intangible assets, net of deferred taxes	29,628	29,788	29,908	29,752	29,095
Tangible common equity	$27,225	$25,911	$23,933	$24,363	$27,207

Outstanding shares at end of period (in thousands)	1,331,976	1,331,918	1,326,829	1,326,766	1,326,393
Tangible common equity per common share	$20.44	$19.45	$18.04	$18.36	$20.51

Total assets	$554,549	$574,354	$555,255	$548,438	$545,123
Less: Intangible assets, net of deferred taxes	29,628	29,788	29,908	29,752	29,095
Tangible assets	$524,921	$544,566	$525,347	$518,686	$516,028

Equity as a percentage of total assets	11.5%	10.9%	10.9%	11.1%	11.6%
Tangible common equity as a percentage of tangible assets	5.2	4.8	4.6	4.7	5.3
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2023	2023	2022	2022	2022
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$22	$17	$7	$1	$36
Residential mortgage servicing income:
Residential mortgage income before MSR valuation	77	155	88	80	49
Net MSRs valuation	(19)	(50)	(10)	(9)	(11)
Total residential mortgage servicing income	58	105	78	71	38
Total residential mortgage income	80	122	85	72	74
Commercial mortgage income:
Commercial mortgage production revenue	16	14	28	30	21
Commercial mortgage servicing income:
Commercial mortgage income before MSR valuation	4	7	4	5	2
Net MSRs valuation	(1)	(1)	—	15	3
Total commercial mortgage servicing income	3	6	4	20	5
Total commercial mortgage income	19	20	32	50	26
Total mortgage banking income	99	142	117	122	100
Other Mortgage Banking Information
Residential mortgage loan originations	$5,558	$4,022	$4,868	$11,746	$11,330
Residential mortgage servicing portfolio:(1)
Loans serviced for others	222,917	214,830	217,046	218,740	209,504
Bank-owned loans serviced	57,147	57,493	56,982	56,786	53,341
Total servicing portfolio	280,064	272,323	274,028	275,526	262,845
Weighted-average coupon rate on mortgage loans serviced for others	3.54%	3.52%	3.48%	3.45%	3.42%
Weighted-average servicing fee on mortgage loans serviced for others	0.27	0.27	0.31	0.30	0.30

Additional Information
Brokered deposits(2)	$32,307	$23,816	$22,353	$20,239	$22,926

NQDCP income (expense):
Interest income	$3	$11	$2	$2	$2
Other income	9	(18)	20	(28)	(30)
Personnel expense	(12)	7	(22)	26	28
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$35.39	$51.26	$47.47	$52.22	$57.50
Low	25.56	28.70	40.01	42.56	44.75
End of period	30.35	34.10	43.03	43.54	47.43
Banking offices	2,002	2,006	2,123	2,119	2,117
ATMs	3,041	3,041	3,227	3,185	3,194
FTEs(3)	52,564	53,653	53,999	52,648	51,349
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Second Quarter 2023
None	$—	$—
First Quarter 2023
None	$—	$—
Fourth Quarter 2022
Incremental operating expenses related to the merger ($51 million professional fees and outside processing and $5 million other line items)	$(56)	$(43)
Third Quarter 2022
Incremental operating expenses related to the merger ($72 million professional fees and outside processing and $18 million other line items)	$(90)	$(69)
Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)
Gain (loss) on early extinguishment of debt (other expense)	39	30
First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses and costs classified as merger-related and restructuring charges as well as immaterial adjustments made for gains and losses on the early extinguishment of debt.